Fair Value Measurements	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Fair Value Disclosures [Abstract]
Fair Value Measurements

10. Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market for that asset or liability. Guidance on fair value measurements and disclosures establishes a valuation hierarchy for disclosure of inputs used in measuring fair value defined as follows:

Level 1—Inputs are unadjusted quoted prices that are available in active markets for identical assets or liabilities.

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets and quoted prices in non-active markets, inputs other than quoted prices that are observable, and inputs that are not directly observable, but are corroborated by observable market data.

Level 3—Inputs that are unobservable and are supported by little or no market activity and reflect the use of significant management judgment.

A financial asset’s or liability’s classification within the hierarchy is determined based on the least reliable level of input that is significant to the fair value measurement. In determining fair value, we utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. We also consider the counterparty and our own non-performance risk in our assessment of fair value.

Assets and Liabilities that are Measured at Fair Value on a Recurring Basis

Foreign Currency Forward Contracts—The fair value of the foreign currency forward contracts was estimated based upon pricing models that utilize Level 2 inputs derived from or corroborated by observable market data such as currency spot and forward rates.

Interest Rate Swaps—The fair value of our interest rate swaps was estimated using a combined income and market-based valuation methodology based upon Level 2 inputs including credit ratings and forward interest rate yield curves obtained from independent pricing services reflecting broker market quotes. Our outstanding interest rate swaps matured during the third quarter of 2014 and we had no interest rate swaps outstanding as of September 30, 2014.

Contingent Consideration—On August 1, 2012, we acquired all of the outstanding stock and ownership interest of PRISM. Included in the purchase price is contingent consideration, based on management’s best estimate of fair value and future performance results on the acquisition date and is to be paid in 24 months following the acquisition date. Fair value of this payment was estimated considering the timing of the payments and discounted at 4.75%, representing our short-term borrowing rate based on our revolving credit facility at the time of the acquisition, a Level 3 input. For the three and nine months ended September 30, 2014 and 2013, the expense recognized related to the change in fair value was not material. In August 2014, we paid the remaining contingent consideration and contingent employment payments associated with our acquisition of PRISM which totaled $30 million.

Embedded Derivative—As part of the 2019 Notes, we acquired a contingent call option to redeem a portion of the 2019 Notes in the event of an equity offering (see Note 8, Debt). We determined the fair value of this call option by evaluating the difference in fair value of the hybrid instrument with and without the call option requiring separate accounting. We calculated the fair value using Level 3 unobservable inputs such as management’s estimate of the probability of an equity offering, credit spreads and the expected future volatility of interest rates based on historical trends. In May 2014, we exercised our contingent call option and prepaid 40%, or $320 million, of our 2019 Notes.

As of September 30, 2014, we had $4 million of liabilities associated with foreign currency forward contracts classified as Level 2. We had no other assets or liabilities required to be measured at fair value on a recurring basis as of September 30, 2014.

The following table presents the fair value of our assets (liabilities) that are required to be measured at fair value on a recurring basis as of December 31, 2013 (in thousands):

		Fair Value at Reporting Date Using
	December 31, 2013	Level 1	Level 2	Level 3
Contingent consideration	$(26,303)	$—	$—	$(26,303)
Derivatives
Foreign currency forward contracts (see Note 9)	5,374	—	5,374	—
Interest rate swap contracts (see Note 9)	(11,533)	—	(11,533)	—
Contingent call option, 2019 Notes (see Note 8)	1,657	—	—	1,657

Total derivatives	(4,502)	—	(6,159)	1,657

Total	$(30,805)	$—	$(6,159)	$(24,646)

Other Financial Instruments

Notes Payable—The fair values of our 2016 Notes, 2019 Notes and term loans under our Amended and Restated Credit Agreement are determined based on quoted market prices for the identical liability when traded as an asset in an active market, a Level 1 input. The outstanding principal balance of our mortgage facility approximated its fair value as of September 30, 2014 and December 31, 2013. The fair values of the mortgage facility were determined based on estimates of current interest rates for similar debt, a Level 2 input.

The following table presents the fair value and carrying value of our 2016 Notes, 2019 Notes and term loans under our Amended and Restated Credit Agreement as of September 30, 2014 and December 31, 2013 (in thousands):

	Fair Value at		Carrying Value at
Financial Instrument	September 30, 2014	December 31, 2013	September 30, 2014	December 31, 2013
Term Loan B	$1,722,138	$1,777,107	$1,736,119	$1,747,378
Incremental term loan facility	342,602	349,334	346,500	349,125
Term Loan C	49,189	363,056	49,061	360,477
Senior unsecured notes due 2016	433,000	448,320	392,767	389,321
Senior secured notes due 2019	520,500	886,000	480,779	799,823

13. Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date in the principal or most advantageous market for that asset or liability. Guidance on fair value measurements and disclosures establishes a valuation hierarchy for disclosure of inputs used in measuring fair value defined as follows:

Level 1—Inputs are unadjusted quoted prices that are available in active markets for identical assets or liabilities.

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets and quoted prices in non-active markets, inputs other than quoted prices that are observable, and inputs that are not directly observable, but are corroborated by observable market data.

Level 3—Inputs that are unobservable and are supported by little or no market activity and reflect the use of significant management judgment.

A financial asset’s or liability’s classification within the hierarchy is determined based on the least reliable level of input that is significant to the fair value measurement. In determining fair value, we utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. We also consider the counterparty and our own non-performance risk in our assessment of fair value.

Fair values of applicable assets and liabilities are estimated as follows:

Foreign Currency Forward Contracts—The fair value of the foreign currency forward contracts were estimated based upon pricing models that use inputs derived from or corroborated by observable market data such as currency spot and forward rates.

Interest Rate Swaps—The fair value of our interest rate swaps were estimated using a combined income and market-based valuation methodology based upon credit ratings and forward interest rate yield curves obtained from independent pricing services reflecting broker market quotes.

Contingent Consideration—On August 1, 2012, we acquired all of the outstanding stock and ownership interest of PRISM (see Note 3, Acquisitions). Included in the purchase price is contingent consideration, based on management’s best estimate of fair value and future performance results on the acquisition date and is to be paid in 24 months following the acquisition date. Fair value of this payment was estimated considering the timing of the payments and discounted at 4.75%, representing our short-term borrowing rate based on our revolving credit facility at the time of the acquisition. For the year ended December 31, 2013, we recognized $1 million in expense related to the change in fair value of the contingent consideration. The expense recognized during the year ended December 31, 2012 related to the change in fair value was not material. A 1% increase or decrease in our discount rate will result in a 1.4% change in fair value.

Embedded Derivative—On May 15, 2012, we acquired a contingent call option to redeem a portion of our senior secured notes in the event of an equity offering (see Note 11, Debt). We modeled the fair value of this call option by evaluating the difference in fair value of the hybrid instrument with and without the call option requiring separate accounting. We calculated the fair value using Level 3 unobservable inputs such as management’s estimate of the probability of an equity offering, credit spreads and the expected future volatility of interest rates based on historical trends. When other inputs are held constant, the higher our expectation of future interest rate volatility, the lower the fair value of the call option. Changes to the unobservable inputs could result in a significantly higher or lower fair value measurement.

Assets and Liabilities Measured at Fair Value on a Recurring Basis—The following tables present the fair value of our assets (liabilities) that are required to be measured at fair value on a recurring basis as of December 31, 2013 and 2012:

	Fair Value at Reporting Date Using
	December 31, 2013	Level 1	Level 2	Level 3
	(Amounts in thousands)
Contingent consideration	$(26,303)	$—	$—	$(26,303)
Derivatives
Foreign currency forward contracts (see Note 12)	5,374	—	5,374	—
Interest rate swap contracts (see Note 12)	(11,533)	—	(11,533)	—
Contingent call option, 2019 Notes (see Note 11)	1,657	—	—	1,657

Total derivatives	(4,502)	—	(6,159)	1,657

Total	$(30,805)	$—	$(6,159)	$(24,646)

	Fair Value at Reporting Date Using
	December 31, 2012	Level 1	Level 2	Level 3
	(Amounts in thousands)
Contingent consideration	$(25,193)	$—	$—	(25,193)
Derivatives
Foreign currency forward contracts (see Note 12)	2,568	—	2,568	—
Interest rate swap contracts (see Note 12)	(25,572)	—	(25,572)	—

Total derivatives	(23,004)	—	(23,004)	—

Total	$(48,197)	$—	$(23,004)	$(25,193)

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis—Fair values of applicable assets and liabilities which are re-measured on a nonrecurring basis are estimated as follows:

Goodwill and Intangible Assets—As described in Note 2, Summary of Significant Accounting Policies, our assessment of non-financial assets that are required to be measured at fair value on a non-recurring basis is performed annually, as of October 1, or more frequently if events and circumstances indicate that impairment may have occurred. As of June 2013, we initiated an impairment analysis on the Travelocity North America and Europe reporting units following the allocation of goodwill to TBiz and Holiday Autos. The fair values of these reporting units’ goodwill and intangible assets were estimated using discounted future cash flow projections in 2013, a Level 3 input. Based on the results of the analysis, the goodwill for Travelocity—North America was written down by $96 million and the goodwill for Travelocity—Europe was written down by $40 million. As of June 30, 2013, Travelocity had no goodwill remaining. During the three months ended September 30, 2013, we impaired software developed for internal use for Travelocity—Europe by $2 million. Certain other definite lived intangible assets were impaired by $1 million to a fair value of zero. Our Travelocity—Europe trade name was not impaired as a result of this assessment. Additionally, we measured the goodwill associated with our remaining operating units: Travel Network, Airline Solutions and Hospitality Solutions, as of October 1, 2013 in connection with the annual impairment tests, which did not lead to an impairment charge in 2013.

In 2012, certain competitors of Travelocity announced plans to move towards offering hotel customers a choice of payment options which could adversely affect margins earned on hotel room sales over time. Travelocity’s move to this new revenue model could additionally impact its working capital as it would collect less cash up front, reducing the size of existing supplier liability over time. We also saw continued weakness in the business performance of Travelocity in the fourth quarter of 2012. We therefore completed multiple impairment analyses of goodwill and long-lived assets in 2012. The fair value of our Travelocity reporting units’ goodwill and long lived assets were estimated using discounted future cash flow projections, a Level 3 input. The goodwill for Travelocity—North America was written down by $58 million to its implied fair value of $105 million, and long-lived assets, including definite lived intangible assets, software developed for internal use, computer equipment and capitalized implementation costs, were written down by $281 million to $87 million. In 2012, the goodwill for Travelocity—Europe was written down by $70 million to its implied fair value of $76 million and long lived assets, including definite lived intangible assets, software developed for internal use and computer equipment, were written down by $154 million to their fair value of $16 million.

In 2011, goodwill for Travelocity—North America was written down by $173 million to its implied fair value of $163 million based on an analysis performed in June 30, 2011 as a result of triggering events that led to an interim assessment. Additionally, we measured the goodwill associated with Travelocity—North America and Europe as of October 1, 2011 in connection with the annual impairment tests we performed on our goodwill. As a result of the annual testing performed, goodwill for our Travelocity—Europe reporting unit was written down by $12 million to its implied fair value of $151 million. The fair values of the reporting units’ goodwill and long-lived assets were estimated using discounted future cash flow projections in 2011, a Level 3 input.

Litigation Settlement Payable—On October 30, 2012, we reached a settlement agreement with AMR with respect to breach of contract and antitrust claims brought against us in 2011. We denied AMR’s allegations and aggressively defended against these claims and pursued our own legal rights as warranted. The settlement liability is considered a multiple-element arrangement and the components included in the settlement have been recorded at fair value. The net charge recorded in 2012 consists of several elements, including cash and future cash to be paid directly to AMR, payment credits to pay for future technology services that we provide (as defined in the agreements), and an estimate of the fair value of other agreements entered into concurrently with the settlement agreement, Level 3 inputs. See Note 20, Commitments and Contingencies—Legal Proceedings for additional information on the litigation charges. As of December 31, 2013 and 2012 the remaining obligations were $39 million and $118 million, in litigation settlement liability and related deferred revenue and $98 million and $127 million in other noncurrent liabilities, respectively, on our consolidated balance sheets.

Notes Payable—The fair value of our 2016 Notes, 2019 Notes and term loan are determined based on quoted market prices for the identical liability when traded as an asset in an active market, a Level 1 input. The outstanding principal balance of our mortgage facility approximated its fair value as of December 31, 2013 and 2012. The fair values of the mortgage facility were determined based on estimates of current interest rates for similar debt, a Level 2 input.

The following table presents the fair value and carrying value of our 2016 Notes, 2019 Notes and term loans as of December 31, 2013 and 2012:

Financial Instrument	Fair Value at December 31, 2013	Carrying Value at December 31, 2013
$400 million 2016 notes	$ 448 million	$ 389 million
$800 million 2019 notes	$ 886 million	$ 800 million
$1,775 million Term Loan B	$1,777 million	$1,747 million
$350 million Incremental Term Facility	$ 349 million	$ 349 million
$425 million Term Loan C	$ 363 million	$ 360 million

Financial Instrument	Fair Value at December 31, 2012	Carrying Value at December 31, 2012
$400 million 2016 notes	$ 429 million	$ 385 million
$800 million 2019 notes	$ 854 million	$ 802 million
$1,802 million Term Loan B	$1,812 million	$1,802 million
$375 million incremental term loan	$ 380 million	$ 371 million